UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 2, 2004

                                UNIT CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    1-9260                    73-1283193
 (State of Incorporation)       (Commission File             (IRS Employer
                                     Number)              Identification No.)

                             1000 Kensington Tower,
                                7130 South Lewis,
                              Tulsa, Oklahoma 74136

               (Address Of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (918) 493-7700

                                (Not Applicable)
          (Former Name Or Former Address, If Changed Since Last Report)




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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         99   Press Release of Unit Corporation dated August 2, 2004

Item 9. REGULATION FD DISCLOSURE

     Unit Corporation announced on August 2, 2004 that its wholly-owned subsidiary, Unit Drilling Company, has completed the acquisition of Sauer Drilling Company, a Casper-based drilling company and a wholly-owned subsidiary of Tom Brown, Inc. At closing, Unit paid $34.7 million in cash.

     Unit Corporation also announced on August 2, 2004 that it has completed its acquisition of the 60% of Superior Pipeline Company LLC that it did not already own for $19.8 million. The press release regarding these announcements are furnished as Exhibit 99.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 4, 2004
       --------------
                                UNIT CORPORATION

                             By: /s/ Mark E. Schell
                             ----------------------
                             Mark E. Schell
                             Senior Vice President
                             General Counsel and
                             Secretary


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

Exhibit Index
-------------
  Exhibit No.                           Description
  -----------                           -----------
     99 Press Release, issued by Unit Corporation on August 2, 2004 announcing its wholly-owned subsidiary, Unit Drilling Company, has completed the acquisition of Sauer Drilling Company, a Casper-based drilling company and a wholly-owned subsidiary of Tom Brown, Inc. and Unit Corporation has completed its acquisition of the 60% of Superior Pipeline Company LLC that it did not already own.






























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